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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 27, 2001
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                                MIDWAY GAMES INC.
               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                      1-12367               22-2906244
(State or Other Jurisdiction of  (Commission File Number)    I.R.S. Employer
        Incorporation)                                    Identification Number)




              3401 NORTH CALIFORNIA AVENUE, CHICAGO, ILLINOIS 60618
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (773) 961-2222
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ITEM 8.    CHANGE IN FISCAL YEAR.

     On April 27, 2001, Midway Games Inc. determined to change its fiscal year from a fiscal year ending on June 30 to a fiscal year ending on December 31. The report covering the transition period of July 1, 2001 to December 31, 2001 will be filed on Form 10-K.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MIDWAY GAMES INC.



May 11, 2001                                 By: /s/ Harold H. Bach, Jr.
                                                 ------------------------------
                                                 Harold H. Bach, Jr.
                                                 Executive Vice President -
                                                 Chief Financial Officer